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EXHIBIT 10.4

                     CUSTOMER INTERACTION SERVICE AGREEMENT

         THIS CUSTOMER INTERACTION SERVICE AGREEMENT is entered into as of the "start date" contained in Item 2 of Appendix A, attached hereto, by and between Customer Direct, L.L.C., with an address of 714 Spirit 40 Park Dr, Suite 100, Chesterfield Missouri 63005 ("CD,LLC") and SIERRA MEDICINALS, INC. ("Client"), with an address of 2029 CENTURY PARK EAST SUITE 1112 LOS ANGELES, CA 90067 whereby CD,LLC shall provide order taking services, customer services and/or telephone answering services to Client, such services to be performed by the employees or third-party contractors of CD,LLC. All such persons shall be referred to herein as "Contractor," and such term shall include the plural.

         1. TERM; DUTIES; COMPENSATION.

                  (a) The term of this Agreement shall begin as specified pursuant to Item 2 on Appendix A, attached hereto and continue until terminated by either party, as set forth hereafter (the "Service Period"). This Agreement may be terminated with or without cause, upon sixty (60) days prior written notice. This Agreement may also be terminated by either party for cause (as hereinafter defined), effective upon posting of written notice by registered or certified mail to the terminated party. For purposes of this Agreement, cause is defined to mean (i) a material breach of this Agreement which remains uncured for a period of ten (10) days after written notice thereof, (ii) fraud, gross negligence or illegal or intentional misconduct by a party, or (iii) failure to pay amounts due to CD,LLC hereunder. Upon such termination, Client will promptly pay any amounts due to CD,LLC, which amounts shall include fees incurred up to and including the actual date of termination.

                  (b) (i) CD,LLC's scope of services are specified in Item 1 of Appendix A, attached hereto. CD,LLC shall use its best efforts and skills in performing its duties under this Agreement; provided that CD,LLC shall not undertake any illegal or illegitimate activities on behalf of Client, which activity shall be determined in CD,LLC's sole discretion. By signing this Agreement, Client represents and warrants that its services comply with all applicable local, state, and Federal laws and regulations.

                           (ii) Client shall be responsible for advising CD,LLC
of any changes to be made involving any information necessary to properly handle the calls received by CD,LLC on behalf of Client.

                           (iii) CD,LLC reserves the right to maintain the
confidentiality of its Contractors.

                  (c) Client shall pay to CD,LLC the monthly sum contained in
Item 4 of Appendix A, attached hereto for the services rendered hereunder.

         2. PAYMENT TERMS. All payments owed by Client to CD,LLC shall be paid directly to CD,LLC within fourteen (14) days after mailing of invoices. Client agrees to pay a bookkeeping charge of one percent (1%) per month of the outstanding balance on past due invoices or $15 per month, whichever is greater.

         3. CONFIDENTIALITY. CD,LLC shall, and shall take reasonable steps to cause its Contractors to keep all messages, orders and information transmitted through any calls it receives on behalf of Client, confidential.

         4. LIMITATIONS OF LIABILITY. Not withstanding anything contained herein CD,LLC's non-performance hereunder shall be excused if caused by equipment failure, acts of god, strikes, equipment or facilities shortages or other cause beyond CD,LLC control. In addition the liability, if any, of CD, LLC for any mistake, omission, interruption, delay, error, defect or other failure in its operation or service furnished, or in transmission of information over the facilities used in furnishing service, shall in no event exceed the amount of CD, LLC prorated monthly charge to client for service during the period so affected. In no event shall CD, LLC be liable to Client and/or its customers, users or any other person for any amount arising out of or connected with this








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agreement (except as specifically set forth in the preceding sentence) or for any cost, delay, incidental, general or consequential damages, including but not limited to lost profits, property damage, personal injury or death. Client agrees to indemnify and hold CD, LLC, its officers, employees, agents and affiliates harmless from and against any and all acts, actions, claims or demands made or brought by Client's customers, former customers, or any third party arising out of or in connection with the activities contemplated by this agreement, even if occasioned by the sole negligence of CD, LLC, and against all legal fees, costs and expenses incurred by CD, LLC in defending same, including legal fees and costs incurred to establish the applicability of this paragraph.

         5. FORUM SELECTION. This Agreement shall be governed by the laws of Missouri (USA) and Client agrees to personal jurisdiction of federal and state courts in Missouri (USA) and that service of process may be made upon Client at the address set forth above or any successor address in any manner permitted by the laws of the State of Missouri (USA).

         6. LOCATION OF CONTRACT FORMATION. Both Client and CD,LLC agree that this Agreement is entered into and made between the parties in Chesterfield, MO
(USA).

         7. INDEPENDENT CONTRACTORS: Both Client and CD,LLC agree that CD,LLC will act as an independent contractor in performing its duties under this contract. CD,LLC shall have no power or authority to bind Client contractually or to enter into any commitments for Client for any purpose whatsoever, unless mutually agreed to in writing between the parties.

         8. MISCELLANEOUS.

                  (a) This Agreement may not be assigned by Client without the written consent of CD,LLC. This Agreement shall be binding on the successors and assigns of the parties.

                  (b) This Agreement shall be governed and construed and enforced in accordance with and subject to the laws of the State of Missouri, without respect to conflicts of laws principles. In any dispute arising under this Agreement, the prevailing party will be entitled to recover from the other party reasonable attorneys' fees and costs of suit, including those incurred preparing for any such dispute.

                  (c) All notices or other communications provided for by this Agreement shall be made in writing and shall be deemed properly delivered when
(i) delivered personally, or (ii) by the mailing of such notice by overnight, registered or certified mail, postage prepaid, to the parties at the addresses first set forth in this Agreement (or to such other address as one party designates to the other in writing).

                  (d) This Agreement contains the entire agreement and understanding between the parties as to the matters covered herein and supersedes any prior or contemporaneous written or oral agreements as to any such matter. Parol evidence shall be inadmissible to show an agreement between the parties as to any term or condition that is contrary to or addition to the terms and conditions contained herein. This Agreement may be amended only by a writing signed by CD,LLC and a duly authorized representative of Client. No waiver of any term, provision, or condition of this Agreement shall be deemed to be, or shall constitute, a waiver of any other term, provision, or condition herein, whether or not similar. No such waiver shall be binding unless in writing and signed by the waiving party.

                  (e) No supplement, modification, or amendment of any term, provision, or condition of this Agreement shall be binding or enforceable unless evidenced in writing executed by the parties hereto.








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                  (f) If any provision of this Agreement is declared invalid by any tribunal, then such provisions shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement, as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.

                  (g) Unless changed by notice to CD,LLC, Client's designated contact person for all communications in connection with this Agreement is indicated in Item 5 of Appendix A. CD, LLC's contact person shall be the account representative.

         IN WITNESS WHEREOF, the parties have executed this document (including Appendix A, which is hereby incorporated by reference) as of the date first above written.

               "CD,LLC"                                     "CLIENT"

CUSTOMER DIRECT, L.L.C.                        SIERRA MEDICINALS, INC.

                                               By:______________________________
By: _______________________________________
    Richard Becerra, V.P.- Sales & Marketing   Title:___________________________
                                               Date:___/___/___








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                                   APPENDIX A

         This Appendix A is hereby incorporated by reference into that certain Telephone Service Agreement, by and between CD,LLC and Client.

1. SCOPE OF SERVICES:
     CUSTOMER INTERACTION SERVICES
     800 SERVICES
     UP TO 2 HOURS OF INITIAL PROGRAMMING  (ACCOUNT SET UP)

2. START DATE OF THE ASSIGNMENT:

3. SET UP FEES ACCOUNT                                 $500
4. MONTHLY PAYMENTS FOR SERVICES RENDERED PURSUANT TO THIS AGREEMENT:
     Base Rate (Includes 450 Minutes)                  $ 495
     Additional Rate Minute                            $ .85
     Additional Programming/Account Maintenance        $50 /hour (as requested)

5. CONTACT PERSON:  NAME: __________________________________

                    COMPANY: _______________________________

ORGANIZATION TYPE:        CORPORATION       PARTNERSHIP      SOLE PROPRIETORSHIP

                    TAX ID #:_______________

                    ADDRESS: ___________________________

                             ___________________________

                    PHONE:   (_______)___________________

                    FAX:     (_______)___________________

                    E-MAIL:  _________________@_________________________

TO SET UP SERVICE PLEASE RETURN CUSTOMER INTERACTION SERVICE AGREEMENT, INFORMATION FORM, FIRST MONTH BASE RATE, LAST MONTH BASE RATE AND SET UP FEES (TOTAL $1490)

PAYMENT BY CREDIT CARD:
     NAME AS IT APPEARS ON CARD: _______________________________

     CARD TYPE:                  VISA              MASTERCARD         AMEX

     CARD NUMBER:                _______________________________

     EXPIRATION DATE:            _______________________________

                           By signature below I hereby authorize Customer Direct to Charge the Credit Card above for all account initiating fees and monthly fees.

     SIGNATURE:            X____________________________________








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                   CUSTOMER DIRECT EXTENDED CREDIT APPLICATION
                   -------------------------------------------

The Undersigned Company is applying for credit with Customer Direct, and agrees to abide by the standard terms and conditions of the service agreement as executed.

  Company Name  _______________________________________________________

  DBA (if different)  _________________________________________________

  Contact Person   ____________________________________________________

  Address: ____________________________________________________________

  Phone  (  ) __________________        Fax (  ) ______________________

  Federal Tax ID or Social Security No.________________________________

  Type of Business_____________________________________________________

  No. of Employees _______

  Date Business Established ___________________________________________

Are you a (check one) :
__  Corporation

         State of Incorporation  ______________________________________

         Names, Titles and Addresses of Your Three Chief Corporate Officers
         _________________________________________________________
         _________________________________________________________
         _________________________________________________________

__  Partnership
         Names and Addresses of the Partners
         _________________________________________________________
         _________________________________________________________
         _________________________________________________________

__  LLC
         Names and Addresses of the Managing Member(s)
         _________________________________________________________
         _________________________________________________________
         _________________________________________________________

__  Sole Proprietorship

Are you sales tax exempt? Yes _______  No _______

TRADE REFERENCES

  Name: _______________________________________________
  Address: ____________________________________________
  Phone (  ) __________________

  Name: _______________________________________________
  Address: ____________________________________________
  Phone: (  )__________________

  Name: _______________________________________________
  Address: ____________________________________________
  Phone (  ) __________________



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BANK REFERENCES

  Account #: ________________________  Phone (  ) __________________
  Contact Person: __________________________________________
  Name of Bank: ____________________________________________
  Address: _________________________________________________

  Account #: ________________________  Phone (  ) __________________
  Contact Person: __________________________________________
  Name of Bank: ____________________________________________
  Address: _________________________________________________

I REPRESENT THAT THE ABOVE INFORMATION IS TRUE AND IS GIVEN TO INDUCE CUSTOMER DIRECT TO EXTEND CREDIT TO THE APPLICANT. MY COMPANY AND I AUTHORIZE CUSTOMER DIRECT TO MAKE SUCH CREDIT INVESTIGATION AS CUSTOMER DIRECT SEES FIT, INCLUDING CONTACTING THE ABOVE TRADE REFERENCES AND BANKS AND OBTAINING CREDIT REPORTS. MY COMPANY AND I AUTHORIZE ALL TRADE REFERENCES, BANKS AND CREDIT REPORTING AGENCIES TO DISCLOSE TO CUSTOMER DIRECT ANY AND ALL INFORMATION CONCERNING THE FINANCIAL AND CREDIT HISTORY OF MY COMPANY AND MYSELF.

I have read the terms and conditions stated above and on the executed "Service Agreement" and agree to abide by all of those terms and conditions.

  Authorized Signature:  _________________________________________

  Printed Name: __________________________________________________

  Title: ______________________________________

  Date:_____________